UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 15, 2008

WPT Enterprises, Inc.
(Exact name of registrant as specified in its charter)

Delaware	333-14479	77-0639000
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

5700 Wilshire Blvd., Suite 350, Los
Angeles, California	90036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 323-330-9900

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02 Termination of a Material Definitive Agreement.

On October 15, 2008, WPT Enterprises, Inc. (the “Company”) notified CryptoLogic Inc. and its wholly-owned subsidiary WagerLogic Limited (collectively “CryptoLogic”) of the termination of its’ software license and support agreement with CryptoLogic dated August 24, 2007, as amended.  The Company will no longer operate the WPT-branded online gaming website on the CryptoLogic network after November 14, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WPT Enterprises, Inc.

October 17, 2008	By:	/s/ Thomas Flahie

Name: Thomas Flahie
Title: Interim Chief Financial Officer